EXHIBIT 10.2

SECOND AMENDMENT

SECOND AMENDMENT, dated as of October 31, 2005 (the “Amendment”), to the Seventh Amended and Restated Credit Agreement, dated as of July 8, 2004 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among IRON MOUNTAIN INCORPORATED, a Delaware corporation (the “Company”), IRON MOUNTAIN CANADA CORPORATION, a company organized under the laws of the Province of Nova Scotia, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), BANK OF AMERICA, N.A. (successor by merger to Fleet National Bank), as syndication agent, WACHOVIA BANK, NATIONAL ASSOCIATION and THE BANK OF NOVA SCOTIA, as co-documentation agents, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH (formerly known as JPMorgan Chase Bank, Toronto Branch), as Canadian Administrative Agent, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and J.P. MORGAN SECURITIES INC., as arranger and bookrunner.

W I T N E S S E T H:

WHEREAS, the Company, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Company has requested certain amendments to the Credit Agreement; and

WHEREAS, the Lenders are willing to agree to such amendments, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Company, the Lenders and the Administrative Agent hereby agree as follows:

1.            Defined Terms. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

2.            Amendments to Section 1.01(Definitions). Section 1.01 of the Credit Agreement is hereby amended by adding the following new or substitute definitions, to appear in alphabetical order (additions to substitute definitions are indicated by language that is bold with a double underline):

“Australian Dollars” shall mean the lawful currency of the Commonwealth of Australia.

“Eurocurrency Base Rate” shall mean, (a) with respect to any Eurocurrency Loans denominated in Dollars, Canadian Dollars, Australian Dollars, New Zealand Dollars or euros the rate per annum determined on the basis of the rate for deposits in the relevant currency for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on Page 3750 of the Telerate screen or, with respect to Canadian Dollars only, Page 3740 of the Telerate screen as of 11:00 a.m., London time, two Business Days prior to the beginning of such Interest Period; provided that in the event that such rate does not appear on Page 3750 or Page 3740, as applicable, of the Telerate screen (or otherwise on such screen), the “Eurocurrency Base Rate” shall be determined by reference to such other comparable publicly available service for displaying eurocurrency rates as may be selected by the Administrative Agent or, in the absence of such availability, by reference to the rate at which the Administrative Agent is offered currency deposits in the relevant currency at or about 11:00 a.m., New

York City time, two Business Days prior to the beginning of such Interest Period in the interbank eurocurrency market where its eurocurrency and foreign currency and exchange operations are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein; and (b) with respect to Eurocurrency Loans denominated in Pounds Sterling, the rate per annum determined by the Administrative Agent to be the average of the rates quoted by the Reference Lenders at approximately 11:00 a.m. London time (or as soon thereafter as practicable) on the day two Business Days prior to the first day of the Interest Period for such Loans for the offering by the Reference Lenders to leading banks in the Paris interbank market of deposits in Pounds Sterling having a term comparable to such Interest Period and in an amount comparable to the principal amount of the respective Eurocurrency Loans of the Reference Lenders to which such Interest Period relates. If any Reference Lender is not participating in any Eurocurrency Loans during the Interest Period therefor (pursuant to Section 6.04 hereof or for any other reason), the Eurocurrency Base Rate for such Loans for such Interest Period shall be determined by reference to the amount of the Loan which such Reference Lender would have made had it been participating in such Loans. If any Reference Lender does not furnish a timely quotation, the Administrative Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining Reference Lender or Lenders or, if none of such quotations is available on a timely basis, the provisions of Section 6.02 shall apply.

“Multi-Currency” shall mean each of Pounds Sterling, euros, Dollars, Canadian Dollars, Australian Dollars and New Zealand Dollars.

“New Zealand Dollars” shall mean the lawful currency of New Zealand.

“Second Amendment Effective Date” shall mean the date on which the conditions precedent set forth in Section 5 of the Second Amendment to this Agreement shall have been satisfied, which date is October 31, 2005.

3.            Amendment to Section 9.24. Section 9.24 of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following language (additions are indicated by language that is bold with a double underline):

“9.24.      Investments in Excluded Subsidiaries. The Company will not, and will not permit any of its Subsidiaries (other than its Excluded Subsidiaries), to make any advance, loan or other extension of credit to, or any other Investment in, or Guarantee any Indebtedness of, any Excluded Subsidiary or any other person organized outside of the United States or principally conducting its business outside the United States if, after giving effect thereto, the aggregate outstanding amount of such Investments and Guaranties (other than (a) Guaranties permitted under clause (viii) of the definition of “Permitted Indebtedness” in Section 1.01 hereof, (b) the Guaranties by the Company and its Subsidiaries of Indebtedness under the Canadian Commitments, (c) Investments by the Company of up to €30,000,000 in IME in order for it to acquire “Project Mont Blanc”, (d) Investments by the Company prior to the Second Amendment Effective Date and (e) Investments by the Company of up to $90,000,000 in order for it to acquire Pickfords Records Management) made after the Second Amendment Effective Date is greater than $150,000,000 (with the applicable exchange rate for any Investment or Guaranty or repayment thereof determined by reference to the relevant Exchange Rate in effect at the time of such Investment or Guaranty or repayment); provided that if the Domestic Leverage Ratio on the last day of each of the most recently completed fiscal quarter and the quarter immediately preceding such quarter is equal to or less than 4.0 to 1, the Company will be permitted to make such Investments and Guaranties up to the aggregate amount of $300,000,000.”

4.            Representations and Warranties. On and as of the date hereof, the Company hereby confirms, reaffirms and restates the representations and warranties set forth in Section 8 of the

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Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Company hereby confirms, reaffirms and restates such representations and warranties as of such earlier date. The Company represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

5.            Effectiveness. This Amendment shall become effective as of the date set forth above (the “Effective Date”) upon the satisfaction of the following conditions precedent:

(a)   Second Amendment. The Administrative Agent shall have received this Amendment executed and delivered by the Administrative Agent, the Company, each Revolving Lender with a Multi-Currency Commitment and Lenders party to the Credit Agreement constituting the “Majority Lenders” thereunder (or, in the case of any Lender, a lender addendum or joinder agreement in a form specified by the Administrative Agent).

(b)   Security Documents. The Administrative Agent shall have received the Acknowledgment and Confirmation, substantially in the form of Exhibit A hereto, executed and delivered by an authorized officer of the Company, the Canadian Borrower and each Subsidiary Guarantor.

6.            Valid and Binding. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

7.            Payment of Expenses. The Company agrees to pay or reimburse the Administrative Agent for all out-of-pocket costs and expenses incurred in connection with the Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel.

8.            Reference to and Effect on the Credit Agreement; Limited Effect. On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Company that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

9.            Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.          Loan Document; Integration. This Amendment shall constitute a Basic Document. This Amendment and the other Basic Documents represent the agreement of the Company, the Canadian Borrower, each Subsidiary Guarantor, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Basic Documents.

11.          GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY,

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AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

12.          Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

IRON MOUNTAIN INCORPORATED

By: /s/ J.P. Lawrence Name: J.P. Lawrence Title: SVP, Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By: /s/ Robert T. Sacks Name: Robert T. Sacks Title: Managing Director

Signature page to the Second Amendment

dated as of October 31, 2005 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

HSBC Bank USA, N.A.

By: /s/ Kenneth V. McGraime Name: Kenneth V. McGraime Title: Senior Vice President, Commercial Executive

Signature page to the Second Amendment

dated as of October 31, 2005 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

JP Morgan Chase Bank, N.A. Toronto Branch

By: /s/ Christine Chan Name: Christine Chan Title: Vice President

Signature page to the Second Amendment

dated as of October 31, 2005 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

Webster Bank, National Association

By: /s/ Gail Bruhn Name: Gail Bruhn Title: Sr. Vice President

Signature page to the Second Amendment

dated as of October 31, 2005 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

General Electric Capital Corporation

By: /s/ Brian Schwinn Name: Brian Schwinn Title: Duly Authorized Signatory

Signature page to the Second Amendment

dated as of October 31, 2005 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

Bank of America, N.A.

By: /s/ Luanne T. Smith Name: Luanne T. Smith Title: Vice President

Signature page to the Second Amendment

dated as of October 31, 2005 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

CIBC Inc.

By: /s/ Dominic J. Sorresso Name: Dominic J. Sorresso Title: Executive Director CIBC World Markets Corp., as Agent

Signature page to the Second Amendment

dated as of October 31, 2005 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

Union Bank of California, N.A.

By: /s/ Albert W. Kelley Name: Albert W. Kelley Title: Vice President

Signature page to the Second Amendment

dated as of October 31, 2005 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

CALYON NEW YORK BRANCH

By: /s/ Yuri Muzichenko Name: Yuri Muzichenko Title: Vice President By: /s/ Philip Schubert Name: Philip Schubert Title: Director

Signature page to the Second Amendment

dated as of October 31, 2005 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

THE BANK OF NOVA SCOTIA

By: /s/ William E. Zarrett Name: William E. Zarrett Title: Managing Director

Signature page to the Second Amendment

dated as of October 31, 2005 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

National City Bank

By: /s/ Lyle P. Cunningham Name: Lyle P. Cunningham Title: Senior Vice President

Signature page to the Second Amendment

dated as of October 31, 2005 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

SENIOR DEBT PORTFOLIO
By: Boston Management and Research
as Investment Advisor
By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

Signature page to the Second Amendment

dated as of October 31, 2005 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

EATON VANCE SENIOR INCOME TRUST
By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

Signature page to the Second Amendment

dated as of October 31, 2005 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

Signature page to the Second Amendment

dated as of October 31, 2005 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

EATON VANCE CDO III, LTD.
By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

Signature page to the Second Amendment

dated as of October 31, 2005 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

CONSTANTINUS EATON VANCE CDO V, LTD.
By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By: /s/ Michael B. Bottho Name: Michael B. Botthof Title: Vice President

Signature page to the Second Amendment

dated as of October 31, 2005 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

EATON VANCE CDO VI LTD.
By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

Signature page to the Second Amendment

dated as of October 31, 2005 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

GRAYSON & CO.
By: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR

By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

Signature page to the Second Amendment

dated as of October 31, 2005 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

THE NORINCHUKIN BANK, NEW YORK BRANCH,
through State Street Bank and Trust Company N.A. as Fiduciary Custodian By: Eaton Vance Management, Attorney-in-fact

By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

Signature page to the Second Amendment

dated as of October 31, 2005 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

BIG SKY III SENIOR LOAN TRUST
By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

Signature page to the Second Amendment

dated as of October 31, 2005 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

EATON VANCE VT FLOATING-RATE INCOME FUND
By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

Signature page to the Second Amendment

dated as of October 31, 2005 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

EATON VANCE LIMITED DURATION INCOME FUND
By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

Signature page to the Second Amendment

dated as of October 31, 2005 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

EATON VANCE SENIOR FLOATING-RATE TRUST
By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

Signature page to the Second Amendment

dated as of October 31, 2005 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

EATON VANCE FLOATING-RATE INCOME TRUST
By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

Signature page to the Second Amendment

dated as of October 31, 2005 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund

By: /s/ Mark Osterheld Name: Mark Osterheld Title: Assistant Treasurer

Signature page to the Second Amendment

dated as of October 31, 2005 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Investment Portfolio

By: /s/ Mark Osterheld Name: Mark Osterheld Title: Assistant Treasurer

Signature page to the Second Amendment

dated as of October 31, 2005 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

The Bank of New York

By: /s/ Kenneth P. Sneider, Jr. Name: Kenneth P. Sneider, Jr. Title: Vice President

Signature page to the Second Amendment

dated as of October 31, 2005 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

BMP PARIBAS (Canada)

By: /s/ Andrew Solater Name: Andrew Solater Title: Vice President Corporate Banking By: /s/ Don R. Lam Name: Don R. Lam Title: Managing Director Corporate Banking

Signature page to the Second Amendment

dated as of October 31, 2005 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

Wachovia Bank, N.A.

By: /s/ John G. Taylor Name: John G. Taylor Title: Vice President

Signature page to the Second Amendment

dated as of October 31, 2005 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

BNP PARIBAS

By: /s/ Shayn March Name: Shayn March Title: Director
BNP PARIBAS

By: /s/ Angela R. Arnold Name: Angela R. Arnold Title: Vice President

Signature page to the Second Amendment

dated as of October 31, 2005 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

KZH Pondview LLC

By: /s/ Virginia Conway Name: Virginia Conway Title: Authorized Signatory

Signature page to the Second Amendment

dated as of October 31, 2005 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

Sovereign Bank

By: /s/ Walter J. Marullo Name: Walter J. Marullo Title: Senior Vice President

Signature page to the Second Amendment

dated as of October 31, 2005 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

AVALON CAPITAL LTD. 3
By: INVESCO Senior Secured Management, Inc. As Asset Manager

By: /s/ Joseph Rotondo Name: Joseph Rotondo Title: Authorized Signatory

Signature page to the Second Amendment

dated as of October 31, 2005 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

CHARTER VIEW PORTFOLIO
By: INVESCO Senior Secured Management, Inc. As Investment Advisor

By: /s/ Joseph Rotondo Name: Joseph Rotondo Title: Authorized Signatory

Signature page to the Second Amendment

dated as of October 31, 2005 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

DIVERSIFIED CREDIT PORTFOLIO LTD.
By: INVESCO Senior Secured Management, Inc. as Investment Adviser

By: /s/ Joseph Rotondo Name: Joseph Rotondo Title: Authorized Signatory

Signature page to the Second Amendment

dated as of October 31, 2005 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

AIM FLOATING RATE FUND
By: INVESCO Senior Secured Management, Inc. As Sub-Adviser

By: /s/ Joseph Rotondo Name: Joseph Rotondo Title: Authorized Signatory

Signature page to the Second Amendment

dated as of October 31, 2005 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

INVESCO CBO 2000-1 LTD.
By: INVESCO Senior Secured Management, Inc. As Portfolio Advisor

By: /s/ Joseph Rotondo Name: Joseph Rotondo Title: Authorized Signatory

Signature page to the Second Amendment

dated as of October 31, 2005 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

NAUTIQUE FUNDING LTD.
By: INVESCO Senior Secured Management, Inc. as Collateral Manager

By: /s/ Joseph Rotondo Name: Joseph Rotondo Title: Authorized Signatory

Signature page to the Second Amendment

dated as of October 31, 2005 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

CITIZENS BANK OF MASSACHUSETTS

By: /s/ Stephen F. Foley Name: Stephen F. Foley Title: Senior Vice President

Signature page to the Second Amendment

dated as of October 31, 2005 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

ECL Loan Funding LLC For Itself or as Agent for ECL2 Loan Funding LLC

By: /s/ Mat Thomason Name: Mat Thomason Title: Assistant Vice President

EXHIBIT A

FORM OF ACKNOWLEDGMENT AND CONFIRMATION

ACKNOWLEDGMENT AND CONFIRMATION, dated as of October 31, 2005 (this “Acknowledgment and Confirmation”) made by each of the signatories hereto.

1.            Reference is made to Second Amendment, dated as of October 31, 2005 (the “Amendment”), to the Seventh Amended and Restated Credit Agreement, dated as of July 8, 2004 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among IRON MOUNTAIN INCORPORATED, a Delaware corporation (the “Company”), IRON MOUNTAIN CANADA CORPORATION, a company organized under the laws of the Province of Nova Scotia, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), BANK OF AMERICA, N.A. (successor by merger to Fleet National Bank), as syndication agent, WACHOVIA BANK, NATIONAL ASSOCIATION and THE BANK OF NOVA SCOTIA, as co-documentation agents, J.P. MORGAN BANK CANADA, as Canadian Administrative Agent, JPMORGAN CHASE BANK, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and J.P. MORGAN SECURITIES INC., as arranger and bookrunner.

2.            Each of the parties hereto hereby agrees, with respect to each Basic Document to which it is a party:

(a)          all of its obligations, liabilities and indebtedness under such Basic Document shall remain in full force and effect on a continuous basis after giving effect to the Amendment; and

(b)          all of the Liens and security interests created and arising under such Basic Document remain in full force and effect on a continuous basis after giving effect to the Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees in the Basic Documents.

3.            THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4.            This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[rest of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

IRON MOUNTAIN INCORPORATED

By:____________________________ Name: Title:
IRON MOUNTAIN CANADA CORPORATION

By:____________________________
Name:
Title:

SUBSIDIARY GUARANTORS

COMAC, INC.
IRON MOUNTAIN INTELLECTUAL PROPERTY MANAGEMENT, INC.
IRON MOUNTAIN GLOBAL, INC.
IRON MOUNTAIN GLOBAL, LLC
IRON MOUNTAIN INFORMATION
MANAGEMENT, INC.
MOUNTAIN REAL ESTATE ASSETS, INC.,
MOUNTAIN RESERVE II, INC.
TREELINE SERVICES CORPORATION

By:____________________________
Name:
Title:

SUBSIDIARY PLEDGORS

IRON MOUNTAIN GLOBAL, INC.
IRON MOUNTAIN GLOBAL, LLC
IRON MOUNTAIN INFORMATION
MANAGEMENT, INC.
TREELINE SERVICES CORPORATION

By:____________________________
Name:
Title:

SUBSIDIARY GUARANTORS

IRON MOUNTAIN STATUTORY TRUST – 1998

By: WACHOVIA BANK, NATIONAL ASSOCIATION
(formerly FIRST UNION NATIONAL BANK), not individually
but as Owner Trustee under that certain Amended and Restated
Owner Trust Agreement dated as of October 1, 1998, as amended

By:______________________________
Name:
Title:

IRON MOUNTAIN STATUTORY TRUST – 1999

By: WACHOVIA BANK, NATIONAL ASSOCIATION (formerly FIRST UNION NATIONAL BANK), not individually but as Owner Trustee under that certain Owner Trust Agreement dated as of July 1, 1999

By:______________________________
Name:
Title:

SUBSIDIARY PLEDGORS

IRON MOUNTAIN STATUTORY TRUST – 1998

By: WACHOVIA BANK, NATIONAL ASSOCIATION
(formerly FIRST UNION NATIONAL BANK), not individually
but as Owner Trustee under that certain Amended and Restated
Owner Trust Agreement dated as of October 1, 1998, as amended

By:______________________________
Name:
Title:

IRON MOUNTAIN STATUTORY TRUST – 1999

By: WACHOVIA BANK, NATIONAL ASSOCIATION (formerly FIRST UNION NATIONAL BANK), not individually but as Owner Trustee under that certain Owner Trust Agreement dated as of July 1, 1999

By:______________________________
Name:
Title: